AMENDMENT NO. 3 TO

                                          MANAGEMENT AGREEMENT (C CLASS)

     THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (C CLASS) is made as of the 1st day of July, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS, the Companies are parties to a certain Management Agreement (C Class) dated September 16, 2000, to be effective May 1, 2001, amended August 1, 2001, and December 3, 2001 (the "Agreement"); and

     WHEREAS, the Board of Trustees of American Century Investment have determined that it is in the best interests of the Trust to add a new Series titled High-Yield Fund; and

     WHEREAS, the parties desire to amend the Agreement to add the new series;

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

     1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

     2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 3.

     3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:    Senior Vice President



                                    Attest:  ______________________________
                                    Name:  Janet A. Nash
                                    Title:   Assistant Secretary


                                       Exhibit A

               Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                  Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                        May 1, 2001
         California Insured Tax-Free Fund                            May 1, 2001
         California Intermediate-Term Tax-Free Fund                  May 1, 2001
         California Long-Term Tax-Free Fund                          May 1, 2001

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                        May 1, 2001

American Century Investment Trust
         Prime Money Market Fund                                     May 1, 2001
         High-Yield Fund                                            July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona               May 1, 2001
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida               May 1, 2001
         Intermediate-Term Municipal Fund)
         Tax-Free Bond Fund (formerly Intermediate-Term
         Tax-Free Fund)                                              May 1, 2001
         High-Yield Municipal Fund                                   May 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                          May 1, 2001
         Income & Growth Fund                                        May 1, 2001

American Century Target Maturities Trust
         Target 2030 Fund                                            May 1, 2001


Dated:  July 1, 2002

                                                     Exhibit B

                                           Series Investment Categories

Investment Category                 Series

Bond Funds                          Arizona Muncipal Bond Fund (formerly Arizona
                                    Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Florida Municipal Bond Fund (formerly
                                    Florida Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    High-Yield Municipal Fund
                                    Tax-Free Bond Fund (formerly Intermediate-
                                    Term Tax-Free Fund)
                                    Target 2030 Fund
                                    High-Yield Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund


Investment Category                 Series

Money Market Funds                  Prime Money Market Fund


Dated:  July 1, 2002


                                                     Exhibit C

                          Investment Category Fee Schedules: Money Market Funds

                                                 Schedule 1 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                                 Schedule 2 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                                 Schedule 3 Funds:
                                              Prime Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%



                                                 Schedule 4 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                                        Category Fee Schedules: Bond Funds

                                                 Schedule 1 Funds:
                                    California Intermediate-Term Tax-Free Fund
                                        California Long-Term Tax-Free Fund
                                         California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund) Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
                   Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                                 Schedule 2 Funds:
                                       California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%



                                        Category Fee Schedules: Bond Funds
                                                    (continued)

                                                 Schedule 3 Funds:
                                       Ginnie Mae Fund (formerly GNMA Fund)
                                                 Target 2030 Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%


                                                 Schedule 4 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%


                                  Category Fee Schedules: Bond Funds (continued)

                                                 Schedule 5 Funds:
                                             High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                                 Schedule 6 Funds:
                                                  High-Yield Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%



                                       Category Fee Schedules: Equity Funds

                                                 Schedule 1 Funds:
                                                Equity Growth Fund
                                               Income & Growth Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                                 Schedule 2 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  July 1, 2002



                                                        D-1
                                                     Exhibit D

                                               Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           First $2.5 billion                          0.3100%
                           Next $7.5 billion                           0.3000%
                           Next $15.0 billion                          0.2985%
                           Next $25.0 billion                          0.2970%
                           Next $50.0 billion                          0.2960%
                           Next $100.0 billion                         0.2950%
                           Next $100.0 billion                         0.2940%
                           Next $200.0 billion                         0.2930%
                           Next $250.0 billion                         0.2920%
                           Next $500.0 billion                         0.2910%
                           Thereafter                                  0.2900%


Dated:  July 1, 2002